September 30, 2022

WESTWOOD FUNDS

Supplement to the Statement of Additional Information

dated February 28, 2022, as supplemented on June 24, 2022

WESTWOOD QUALITY VALUE FUND

(A Class Shares Ticker Symbol: WWLAX)

(C Class Shares Ticker Symbol: WWLCX)

(Institutional Shares Ticker Symbol: WHGLX)

WESTWOOD INCOME OPPORTUNITY FUND

(A Class Shares Ticker Symbol: WWIAX)

(C Class Shares Ticker Symbol: WWICX)

(Institutional Shares Ticker Symbol: WHGIX)

each, a series of the ULTIMUS MANAGERS TRUST

Investment Adviser:

WESTWOOD MANAGEMENT CORP.

This supplement updates certain information in the Statement of Additional Information (“SAI”) for the Westwood Quality Value Fund and Westwood Income Opportunity Fund (collectively, the “Funds”), each a series of the Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Funds’ Prospectus or SAI, free of charge, please visit the Funds’ website at www.westwoodfunds.com or call the Funds’ toll free at 1-877-FUND-WHG (1-877-386-3944). The changes in this supplement are effective as of November 30, 2022.

The following replaces, in its entirety, the first paragraph on page 32 and the fourth paragraph beginning on page 33 of the sub-section entitled “Advisory Fees Paid to the Adviser” of the section entitled “The Adviser” in the SAI:

For its services to the Westwood Quality Value Fund, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund, Westwood Income Opportunity Fund, Westwood Quality AllCap Fund, Westwood SmallCap Growth Fund and Westwood Quality MidCap Fund the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Funds, as set forth in the table below.

Fund	Management Fee
Westwood Quality Value Fund	0.50%[1]
Westwood Quality SMidCap Fund	0.75%
Westwood Quality SmallCap Fund	0.85%
Westwood Income Opportunity Fund	0.65%[2]
Westwood Quality AllCap Fund	0.45%
Westwood SmallCap Growth Fund	0.55%
Westwood Quality MidCap Fund	0.58%
1	Prior to November 30, 2022, the Management Fee for the Westwood Quality Value Fund was 0.60%.
2	Prior to November 30, 2022, the Management Fee for the Westwood Income Opportunity Fund was 0.75%.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Westwood Quality Value Fund, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund, Westwood Income Opportunity Fund, Westwood Quality AllCap Fund, Westwood SmallCap Growth Fund and Westwood Quality MidCap Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees (if any), administrative servicing fees (if any), dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are

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capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the Funds’ average daily net assets as follows:

Fund	Share Class	Expense Cap
Westwood Quality Value Fund	Institutional Shares	0.55%[1]
	A Class Shares	0.55%[1]
	C Class Shares	0.55%[1]
Westwood Quality SMidCap Fund	Institutional Shares	0.68%
	Ultra Shares	0.68%
Westwood Quality SmallCap Fund	Institutional Shares	0.79%[3]
	A Class Shares	0.79%
	C Class Shares	0.79%
	Ultra Shares	0.79%
Westwood Income Opportunity Fund	Institutional Shares	0.74%[6]
	A Class Shares	0.74%[6]
	C Class Shares	0.74%[6]
Westwood Total Return Fund	Institutional	0.75%[5]
Westwood Quality AllCap Fund	Institutional Shares	0.45%
	Ultra Shares	0.45%
Westwood SmallCap Growth Fund	Institutional Shares	0.55%
Westwood Quality MidCap Fund	Institutional Shares	0.78%

[1]	Prior to November 30, 2022, the Expense Cap for the Westwood Quality Value Fund was 0.65% for each Share Class.
[2]	Prior to November , the Expense Cap for Institutional Shares of the Predecessor Westwood Quality SMidCap Fund was 1.25%.
[3]	Prior to November 15, 2017, the Expense Cap for Institutional Shares of the Predecessor Westwood Quality SmallCap Fund was 1.10%.
[4]	Prior to November 2, 2020, the Expense Cap for Ultra Shares of the Predecessor Westwood Quality SmallCap Fund was 0.84%.
[5]	The 0.75% Expense Cap for the Westwood Total Return Fund can only be terminated by the Fund’s shareholders.
[6]	Prior to November 30, 2022, the Expense Cap for the Westwood Income Opportunity Fund was 0.84% for each Share Class.

The following replaces, in its entirety, the paragraph entitled “Administrative Services Plan” of the sub-section entitled “Advisory Fees Paid to the Adviser” of the section entitled “The Adviser” on page 41 of the SAI:

The Westwood Quality MidCap Fund, the Westwood Quality SMidCap Fund, the Westwood Quality SmallCap Fund, the Westwood Quality AllCap Fund, the Westwood High Income Fund, the Westwood Alternative Income Fund and the Westwood SmallCap Growth Fund have adopted an Administrative Services Plan under which a shareholder servicing fee of up to 0.20% of the average daily net assets of the Institutional Shares of the Westwood Quality MidCap Fund, the Westwood Quality SMidCap Fund, the Westwood Quality SmallCap Fund and the Westwood SmallCap Growth Fund, 0.19% of the average daily net assets of the Institutional Shares of the Westwood High Income Fund, 0.15% of the average daily net assets of the Institutional Shares of the Westwood Alternative Income Fund, and 0.10% of the average daily net assets of the Institutional Shares of the Westwood Quality Value Fund and the Westwood Income Opportunity Fund will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Funds; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to

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shareholders showing their position in the Funds; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Funds on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Funds may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

If you have any questions regarding the Funds, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.